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                                                                   EXHIBIT 10.47

MTI TECHNOLOGY CORPORATION
                        MASTER LEASE AGREEMENT NO. 20011

THIS MASTER LEASE AGREEMENT NO. 20011 (the "Master Lease") is made as of September 28, 2001 between MTI TECHNOLOGY CORPORATION, a Delaware corporation with its principal office at 4905 East La Palma Avenue, Anaheim, CA 92807 ("Lessor"), and WEBUSENET CORPORATION, a Nevada corporation with its principal office at 75 14th Street, Suite 2100, Atlanta, Georgia 30309 ("Lessee").

1. DEFINITIONS: (a) The "Equipment" means the equipment, machines, devices, features, manufacturer's application software, and other items listed in each Schedule hereto attached and hereby made a part hereof.

        (b) The "Manufacturer" means the manufacturer or vendor of the Equipment as shown in a Schedule.

        (c) The "Commencement Date" means with respect to each Schedule, where the beginning date for Basic Rental (as defined in paragraph 4 hereof) is the first day of a month, that date, and in any other case, the first day of the month following the beginning date for Basic Rental.

        (d) The "Installation Date" means, for the Equipment being installed, the date that (i) the Equipment is installed as specified by Manufacturer, or
(ii) the Equipment is delivered to Lessee if Lessee fails to provide a suitable installation environment or elects to delay installation. At Lessor's request, Lessee shall execute a Certificate of Installation and Acceptance verifying Lessee's acceptance of the Equipment as of the Installation Date. Lessee hereby authorizes Lessor to complete the Equipment serial numbers and the Installation and Acceptance Date on Lessee's behalf on any Schedule or Acceptance Certificate that is returned without such information.

2. LEASE: Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor in accordance with the terms and conditions of this Master Lease, the Equipment identified in the Schedules which are or may from time to time be executed pursuant to this Master Lease. Each Schedule shall incorporate by reference all terms and conditions of this Master Lease together with such other terms or amendments which may be specified in the Schedule. Together with this Master Lease, each Schedule shall individually constitute a lease agreement between Lessor and Lessee ("Lease") with respect to the Equipment specified in the Schedule. A Lease shall not become effective until the Schedule is executed by Lessee and Lessor.

3. TERM OF LEASE: (a) The term of this Master Lease shall commence on the date set forth above and shall continue in effect thereafter so long as any Lease entered into pursuant to this Master Lease remains in effect. The initial term for each Lease shall commence on the Commencement Date and shall continue for the number of full months set forth in the Schedule ("Initial Term"). Notice of Lessee's termination of each Lease shall be provided to Lessor in writing at least three (3) months prior to the expiration of the Initial Term of the Lease. Lessee or Lessor may terminate a Lease only at the expiration of the Initial Term by giving the other party not more than six (6) months and not less than three (3) months written notice prior to such expiration. In the event that Lessee's or Lessor's written notice is not received or given (as applicable) as prescribed herein, the term of the Lease shall be extended for continuous and consecutive three (3) month periods at the then existing Basic Rental, with receipt of notice of termination required at least three (3) months prior to termination.

        (b) Any notice of termination given by Lessee may not be revoked without the written consent of Lessor.

4. RENTAL: (a) The minimum monthly rental (herein called the "Basic Rental") payable by Lessee to Lessor or its assigns for each Lease is set forth in each Schedule. Basic Rental shall begin on the Installation Date and shall be due and payable by Lessee to Lessor in advance on or before the first day of each month. If the beginning date for Basic Rental does not fall on the first day of a month, the first payment for the partial month will be prorated on the basis of a 30-day month and will be due and payable on the beginning date for rent. In the event Lessee does not timely make any payment of Basic Rental or other monies due hereunder, Lessee shall be liable to Lessor for a stipulated damage amount equal to 18% per annum of the amount of said payment and shall pay said amount immediately to Lessor.


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MTI TECHNOLOGY CORPORATION                                MASTER LEASE NO. 20011

        (b) In addition to the Basic Rental, Lessee shall pay to Lessor an amount equal to all taxes, if any, paid, payable or required to be collected by Lessor, however designated, which are levied or based on this transaction, the Basic Rental, a Lease, and/or the Equipment or its use, lease, sale, operation, control or value, including, without limitation, state and local sales, privilege, business license or excise taxes based on gross revenue, or amounts in lieu thereof paid or payable by Lessor in respect of the foregoing, but excluding only federal and state income taxes. Personal property taxes, if any, on the Equipment shall be filed with the appropriate authorities by Lessee and paid by Lessee. Lessee shall give Lessor written evidence of payment of personal property taxes within ten days of the due date. Except for personal property taxes, all taxes shall be invoiced by Lessor to Lessee unless such taxes are invoiced directly to Lessee by the appropriate taxing authorities. If Lessee makes timely payment to Lessor or directly to any taxing authority within the time provided by the authority for the payment of such taxes, then Lessee shall not be liable for any penalties or interest in respect of the taxes. If Lessee does not make timely payments to Lessor or directly to the taxing authority within the time provided by the authority for the payment of such taxes, then Lessee shall be liable for any penalties, interest or other charges in respect of the taxes. Notwithstanding anything hereinabove to the contrary, so long as Lessee is not in default hereunder, Lessee shall not be obligated by a Lease to pay any tax, levy or assessment in respect of a Lease or the Equipment so long as Lessee, in good faith, shall contest actively the validity thereof by appropriate legal proceedings. Lessee agrees that if such a proceeding is instituted, upon the final decision therein, or upon the discontinuance thereof, Lessee will forthwith pay such taxes, levies or assessments as are determined to be owing, together with all costs, interest and penalties and all damages and costs, including all attorneys' fees reasonably incurred, which Lessor may sustain in consequence of the non-payment of the taxes, levies or assessments when due. Subject to the foregoing, Lessee may contest any such taxes in Lessor's name, and Lessor agrees, upon written request and at the sole expense of Lessee, to cooperate with Lessee in the prosecution of any such contest.

5. USE OF EQUIPMENT: (a) Lessee warrants and represents that all use of the Equipment and all components and any other equipment used in any manner in connection with the operation and use of the Equipment shall meet the specifications of Manufacturer. Specifications shall include but not be limited to Manufacturer's warranty and required or recommended maintenance program.

        (b) Lessee shall be entitled to full time use of the Equipment without extra charge by Lessor.

        (c) Lessee shall keep the Equipment at all times in its sole possession and control. The Equipment shall not be moved from the location stated in each Schedule attached hereto without the prior written consent of Lessor.

        (d) Without the prior written consent of Lessor, Lessee shall not make or permit to be made any alteration, attachment or addition to the Equipment, except for the installation of such standard engineering changes as are customarily made without charge by Manufacturer under its basic maintenance program, and Lessee shall cooperate so that such standard engineering changes, as part of Manufacturer's maintenance program, may be promptly installed.

        (e) Lessee agrees that other than replacements and repairs any alteration, attachment or addition to the Equipment shall be capable of being removed without material damage to or reduction in the value or impairment of the capability or efficiency of, the Equipment, and that no alteration, attachment or addition shall reduce the value or impair the capabilities or efficiency of the Equipment. Other than replacements or repairs, any alteration, attachment or addition shall be made at Lessee's expense and absent a default by Lessee hereunder, shall be the property of Lessee. Any item of the Equipment replaced or substituted in connection with the alteration, attachment or addition shall remain the property of Lessor and shall be restored to the Equipment in proper working order upon the termination of a Lease at Lessee's expense.

6. MAINTENANCE AND REPAIRS: (a) At all times during the continuance of a Lease, Lessee, at its expense, shall maintain and keep the Equipment in good working order, repair and condition and make all necessary adjustments, repairs, and replacements and shall use and require the Equipment to be used in a manner consistent with the Manufacturer's warranty and maintenance program.

        (b) Without limiting the generality of the foregoing, effective upon expiration of the Manufacturer's warranty on the Equipment, Lessee, at its own expense, shall enter into and maintain in force a maintenance agreement with Manufacturer or, with prior written consent of Lessor and Secured Party (as defined in Section 12 hereof), such other vendor, covering the maintenance of the Equipment (hereinafter referred to as the "Maintenance Program"). Lessee shall pay the specified monthly maintenance charge and other costs required in the Maintenance Program. Lessee shall furnish Lessor an executed copy of the Maintenance Program. Lessor shall have no responsibilities or obligations whatsoever with respect to the condition, operation, maintenance or repair of the Equipment.


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MTI TECHNOLOGY CORPORATION                                MASTER LEASE NO. 20011

7. REDELIVERY OF EQUIPMENT TO LESSOR: At the termination of a Lease, Lessee shall deliver possession of the Equipment to Lessor in accordance with the following procedures:

        (a) At the termination of a Lease, Lessee, at its sole expense, shall return the Equipment to Lessor in the same operating order, repair, condition and appearance as on the date of the commencement of such Lease, reasonable wear and tear excepted, and Lessee shall arrange and pay for such repairs and replacements required by Manufacturer to accept the Equipment under its maintenance program at its then standard rates. In addition, Lessee, at its sole expense, shall return all Equipment with the latest version of the operating system then available, either installed or on separate media, if the operating system is considered transferable as a part of the hardware by the Manufacturer. Upon Lessor's request, Lessee shall provide to Lessor no later than ten (10) days after deinstallation of the Equipment a written letter from the Manufacturer certifying that the Equipment is eligible for Manufacturer's maintenance program. In the event the letter is not provided, Lessor, at the sole expense of Lessee, may have the Equipment tested and certified by the Manufacturer.

        (b) At the end of the last business day of a Lease, and at its sole expense, Lessee shall tender the Equipment packed and crated by Manufacturer or by a carrier acceptable to Manufacturer in a manner suitable for truck transportation and at a loading dock for trucks of the manner normally used for transportation of the Equipment at the then present location of the Equipment. If the Equipment is not ready for such removal by the end of the first business day following the termination of a Lease, then Lessee shall be liable to Lessor for two (2) days' rent for each day during which the Equipment is not so tendered for removal.

        (c) Lessee shall be solely responsible and shall pay directly all transportation, insurance, rigging, drayage, packing, deinstallation, disconnection charges and other items of alike nature incurred in connection with a Lease, including without limitation any costs and expenses incurred in respect of delivering the Equipment to Lessor's designated destination, and insurance on the Equipment in route, upon termination of any Lease or this Master Lease.

8. OWNERSHIP AND INSPECTION: (a) The Equipment shall at all times remain the property of Lessor and be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty. Lessee acknowledges and agrees that it has not, and by the execution of this Master Lease and any Lease, it does not have or obtain, and by payments and performance hereunder, it does not and will not have or obtain any title to the Equipment. Lessee will affix tags, decals or plates to the Equipment showing Lessor's ownership, which type of tag, decal or plate and location may be specified by Lessor, and Lessee shall not permit their removal or concealment.

        (b) Lessor or its agent shall have free access to the Equipment at all reasonable times for the purpose of inspection and for any other purpose contemplated in this Lease.

        (c) Lessee shall immediately notify Lessor of all details concerning any claim of damage or loss arising out of the use, manufacturer, functioning or operation of the Equipment.

        (d) Lessee shall keep the Equipment free and clear of all liens, encumbrances and claims of any kind and nature.

9. INSURANCE: The risk of loss for or any damage to or destruction of the Equipment shall be on Lessee. Lessee shall obtain and maintain for the entire term of any Lease, at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment without deductible or co-insurance borne by Lessee including, without limitation, loss by fire and hazard (including so-called all risks and extended coverage), theft, and such other risks of loss as are customarily insured against on the type of Equipment leased hereunder and/or by businesses in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor; provided, however, that the amount of insurance against loss or damage to the Equipment shall not be less than the greater of the full replacement value of the Equipment or the total of the installments of rent then remaining unpaid hereunder. In the event that the Equipment shall be or become lost, stolen, destroyed, worn out, irreparably damaged, or shall be requisitioned or taken over by any governmental authority under the power of eminent domain or otherwise during the term of a Lease (any such occurrence being herein called a "Casualty Occurrence"), Lessee shall terminate such Lease by paying Lessor, on the payment date for Basic Rental next succeeding the Casualty Occurrence, an amount equal to the full replacement value of the Equipment plus the total of the installments of rent then remaining unpaid hereunder (the "Casualty Value"). In any settlement under this paragraph 9 Lessee shall be entitled to credit for the amount of any proceeds of any insurance or award actually received by Lessor or the Secured Party on account of the Casualty Value with all excess amounts being the sole property of Lessor; and if at the time of any settlement under this paragraph 9 any rents or other sums are due or accrued and unpaid hereunder, all such rents and other sums shall also be paid at the time of such settlement. Each insurance policy will name Lessee as an insured and Lessor and any Secured Party as additional insureds and loss payees thereof as Lessor's and any Secured Party's interest may appear, and shall contain a clause requiring the insurer to give Lessor and any Secured Party at least ten (10) days prior written notice of any alteration in the


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MTI TECHNOLOGY CORPORATION                                MASTER LEASE NO. 20011

terms of such policy or of the cancellation thereof. Lessee shall furnish to Lessor and any Secured Party a certificate of insurance or other evidence satisfactory to Lessor and Secured Party that such insurance coverage is in effect. Lessor and any Secured Party shall be under no duty either to ascertain the existence of or to examine any such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof.

10. WARRANTIES: (a) Lessor hereby assigns to Lessee, at Lessee's expense, any warranty rights which Lessor shall be entitled to enforce against Manufacturer in respect of the Equipment. Lessee shall take all reasonable action to enforce such warranties. Lessor, at the sole expense of Lessee, shall provide reasonable assistance to Lessee in enforcing such warranty rights.

        (b) LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO PATENT INFRINGEMENT OR THE LIKE. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE OR DEFECTS IN THE EQUIPMENT OR THE OPERATION THEREOF. Lessor shall have no liability to Lessee for any claim, loss or damage of any kind or nature whatsoever and there shall not be any abatement of rent for any reason, including without limitation any claim, loss or damage arising out of or in connection with (i) the deficiency or inadequacy of the Equipment for any purpose, (ii) any deficiency or defect in the Equipment, (iii) the use or performance of the Equipment, (iv) any interruption or loss of service or use of the Equipment or (v) any loss of business or other loss or damage, direct, consequential or otherwise, whether or not resulting from any of the foregoing. Lessee will defend, protect, indemnify and hold Lessor and any Secured Party harmless against any and all losses, damages, injuries, claims, demands, liabilities, costs, and expenses including reasonable attorney's fees, arising out of or in connection with the design, manufacture, installation, use, condition, possession or operation of the Equipment. The foregoing indemnification shall not apply in the event such claims, demands, liabilities or costs are the direct cause of the willful fault or gross negligence of Lessor. The indemnities and assumptions of liabilities contained in this paragraph 10 (b) shall continue in full force and effect after the termination of any Lease, whether by time or otherwise. At its own expense, Lessee will maintain adequate and complete public liability insurance to cover its liability with respect to the design, manufacture, possession or operation of the Equipment and the premises at which the Equipment is located, and shall name Lessor and any Secured Party as additional insureds under such public liability policy or policies.

11. UPGRADES: Provided Lessee is not in default under this Master Lease or any Lease, Lessee shall notify Lessor in writing that Lessee desires to add upgrades to the Equipment not less than forty-five (45) days before the desired date of installation stating when and what upgrades Lessee intends to obtain. Within ten
(10) business days after Lessor receives Lessee's notice Lessor may offer to lease and supply such upgrades (the "Offer") to Lessee. Lessee may accept this offer or seek other bona fide offers from third parties, the credit of which shall have been approved by Lessor in its sole discretion ("Third Party Offer"). Lessee shall notify Lessor of any more favorable Third Party Offer. Lessee shall obtain the upgrade from Lessor if Lessor at least matches the Third Party Offer within five (5) business days after Lessor's receipt of Lessee's notice. If Lessee leases upgrades from Lessor, the lease shall be subject to a Schedule the terms of which, other than the Initial Term, Acceptance Date and Basic Rent, shall be the same as those applicable to the Equipment to which the upgrades relate.

12. SECURITY INTEREST AND/OR ASSIGNABILITY: At any time and from time to time, Lessor may assign the rents and other sums at any time due or to become due or at any time owing or payable by Lessee to Lessor under any Lease or this Master Lease. Any assignment shall be in respect of any Lease or this Master Lease and/or the rents and other sums due and to become due in respect of the Equipment, and may be either absolute or as collateral security for any obligation of Lessor. Any assignment shall not be binding on Lessee until written notice has been given to Lessee by Lessor and the assignee ("Secured Party"). From and after the receipt by Lessee of written notice Secured Party shall not be obligated to perform any duty, covenant or condition required to be performed by Lessor under any Lease or this Master Lease, but on the contrary, Lessee, by its execution hereof, acknowledges and agrees that notwithstanding any such assignment, all such duties, covenants or conditions required to be performed by Lessor shall survive any such assignment and shall be and remain the sole liability of Lessor and of every person, firm or corporation succeeding (by merger, consolidation, purchase of assets or otherwise) to all or substantially all of the business assets or goodwill of Lessor. Without limiting the foregoing, Lessee further acknowledges and agrees that the rights of Secured Party in and to the sums payable by Lessee under any Lease or this Master Lease (including, without limitation, Basic Rental and Casualty Value) shall not be subject to any abatement whatsoever, and shall not be subject to any defense, set-offs, counterclaim or recoupment whatsoever whether by reason of failure of or defect in Lessor's title or any failure of Lessor to perform any of its obligations hereunder or any interruption


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MTI TECHNOLOGY CORPORATION                                MASTER LEASE NO. 20011

from whatsoever cause in the use, operation or possession of the Equipment or any part thereof or any damage to or loss or destruction of the Equipment or any part thereof or by reason of any other indebtedness or liability, howsoever and whenever arising, of Lessor to Lessee or to any other person, firm or corporation or to any governmental authority or for any cause whatsoever. It is the intent hereof that Lessee shall be unconditionally and absolutely obligated to pay Secured Party all of the rents, Casualty Value and other sums which are the subject matter of the assignment and that Secured Party shall have the sole right to exercise all rights, privileges and remedies (either in its own name or in the name of Lessor for the use and benefit of Secured Party) which by the terms of any Lease or this Master Lease or by applicable law are permitted or provided to be exercised by Lessor.

13. RIGHT TO QUIET ENJOYMENT: So long as the Lessee shall not be in default hereunder, Lessee shall have the right to quiet enjoyment and use of the Equipment.

14. REMEDIES: The Lessee shall be in default hereunder ("Default") if: (i) it fails to make a timely payment of any rent or other monies herein reserved; (ii) it fails to timely perform any of the terms or provisions of any Lease, this Master Lease, or any other agreement by and between Lessor and Lessee, including any other master lease, and fails to cure such default within five (5) days after receipt from Lessor and/or Secured Party of written notice to Lessee of the default; (iii) any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor or Secured Party in connection herewith or pursuant hereto shall prove to be incorrect at any time in any material respect, so long as Lessee has been given five (5) days notice of said incorrect representation or warranty; (iv) a temporary receiver is appointed for Lessee or Lessee's property and the receiver is not removed within thirty (30) days after appointment, or if a permanent receiver is appointed for Lessee or Lessee's property; if, whether voluntarily or involuntarily, Lessee takes advantage of or seeks to take advantage of any debtor relief or bankruptcy proceedings under any present or future law; if Lessee makes an assignment for benefit of creditors; or if Lessee shall be declared bankrupt, whether voluntarily or involuntarily; (v) an order, judgment or decree of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets or liabilities or similar proceedings of or relating to Lessee or of or relating to all or any substantial part of its property, or the winding up or liquidation of its affairs, shall have been entered against Lessee, and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days from the date of entry thereof; (vi) the rights, privileges or franchises of Lessee to do business shall be declared forfeited by any governmental authority or any court of competent jurisdiction and not restored or the order, decree or judgment related thereto effectively stayed by appropriate proceedings within 30 days thereafter. Upon occurrence of any such Default, Lessor may at its option declare any Lease and/or this Master Lease to be in default and may do one or more of the following with respect to any or all Equipment as Lessor in its sole discretion shall elect: (a) cause Lessee to (and Lessee agrees that it will), upon written demand of Lessor and at Lessee's expense, promptly return the Equipment to Lessor in accordance with all of the terms of paragraph 7 hereof, or Lessor, at its option, may enter upon the premises where Equipment is located and take immediate possession of and remove the same, all without liability to Lessor for damage to property or otherwise; (b) sell or lease any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto; (c) by written notice to Lessee, cause Lessee to (and Lessee agrees that it will) pay to Lessor (as liquidated damages for loss of a bargain and not as a penalty) on the date specified in such notice the greater of the following amounts: (x) an amount equal to the present worth of all unpaid Basic Rentals, such present worth to be computed on the basis of a four percent (4%) per annum discount from the respective dates of such rental payment, which absent a default, would have been payable hereunder for the full term hereof (plus interest accrued thereon at the rate of 18% per annum from said date to the date of actual payment), plus any other monies due or accrued hereunder up to date of actual payment, or (y) the then Fair Market Value, determined by an independent appraiser selected by Lessor with the appraisal to be binding upon both Lessor and Lessee; and/or (d) Lessor may exercise any other rights or remedies which may be available to it under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind any Lease and/or this Master Lease as to any or all Equipment. In addition, Lessee shall continue to be liable for all indemnities under this Master Lease, and for all legal fees and other costs and expenses resulting from the foregoing defaults or the exercise of Lessor's remedies, including without limitation placing any Equipment in the condition required by paragraph 7 hereof. No right or remedy referred to in this paragraph is intended to be exclusive, but each shall be cumulative and in addition to any other right or remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any Lessor's rights or remedies. To the extent permitted by applicable law, Lessee hereby waives any rights


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MTI TECHNOLOGY CORPORATION                                MASTER LEASE NO. 20011

now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use or deal with any Equipment in mitigation of Lessor's damages as set forth in this paragraph or which may otherwise limit or modify any of the Lessor's rights or remedies under this paragraph.

15. SUBLEASE AND ASSIGNMENT: Lessee may sublease the Equipment or assign its rights under any Lease or this Master Lease, in whole or in part, only with the prior written consent of Lessor and any Secured Party. In any such case, Lessee shall nevertheless remain fully liable hereunder and, in requesting the prior written consent, shall provide copies of any sublease or assignment, together with all related documents, to Lessor and Secured Party.

16. RENEWAL OPTION: Provided Lessee is not in default under this Master Lease or any Lease, Lessee may elect to renew the Initial Term of a Lease for a period not less than twelve (12) months (a "Renewal Term"). (However, no Lease Term shall exceed seventy-two (72) months.) Lessee's renewal option is subject to the following terms and conditions:

        (a) Lessee must notify Lessor of its exercise of the option at least three (3) months before the expiration of the Lease Term.

        (b) All of the terms of the Lease other than the length of the Renewal Term and the Rent shall remain the same. The Rent shall be the Fair Rental Value, as hereinafter defined, of the Equipment as of commencement of the Renewal term.

        "Fair Rental Value" is defined as the value upon which a willing Lessor and a willing Lessee would agree, for the term involved, each respectively under no compulsion to lease. Fair Rental Value as of the end of the Initial Lease Term shall be determined by agreement of Lessor and Lessee or, if they cannot agree, then by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.

        (c) Upon notice, Lessor may substitute equipment of the same model and type for the Equipment, at Lessor's expense and in its sole discretion.

17. PURCHASE OPTION: Provided Lessee is not in default under this Master Lease and any Lease, Lessee may notify Lessor that it desires to purchase all or part of the Equipment on a Lease. The notice shall be given at least three (3) months before the expiration of a Lease Term. Lessor agrees to sell to Lessee, at the end of the Lease Term and upon terms and conditions as are acceptable to Lessor and Lessee, the Equipment or, at Lessor's sole option, equipment of the same model, type and condition which shall be installed at Lessor's expense at the same location as the Equipment. The purchase price for such Equipment shall be its Fair Market Value, as hereinafter defined. "Fair Market Value" is defined as that purchase price that would be obtained in an arm's length transaction as of the end of the Lease Term between informed and willing parties under no compulsion to buy or sell. If Lessor and Lessee cannot agree upon the purchase price, such amount shall be determined by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.

18. GENERAL: (a) In any case where the consent or approval of Lessor, Lessee, and/or Secured Party is required to be obtained under this Master Lease, such consent or approval will not be unreasonably withheld. No such consent or approval shall be valid unless it shall be in writing.

        (b) This Master Lease shall become binding when executed by Lessee and delivered to Lessor in Orange County, California. This Master Lease shall be governed in all respects by the laws of Commonwealth of Virginia. Lessee and Lessor agree that this Master Lease and the rights and remedies of Lessee, Lessor and any Secured Party shall be governed and enforced in accordance with the laws of the State of California.

        (c) All notices, instructions or consents which should or may be given hereunder shall be in writing and shall be deemed given and received upon the sooner of (i) the day on which delivered to such party, (ii) within two days after deposit in the United States Mail, postage prepaid, if sent by registered or certified mail, return receipt requested, or (iii) if sent by Federal Express or comparable overnight delivery service on the day after the day on which deposited with such carrier, addressed to the respective party at its respective address as set forth herein or to such other addresses as such party shall have designated by notice given pursuant to this subparagraph. To be effective, all such notices to Lessor shall be given at the same time and in the same manner to MTI Technology Corporation, 4905 East La Palma Ave., Anaheim, CA 92807, and to any Secured Party.

        (d) This Master Lease sets forth in full the agreement between Lessor and Lessee. Any titles or captions contained herein are for convenience only, and shall not be deemed to be part of the context. This Master Lease may not be changed, or in any manner modified, except by further written agreement executed by Lessor and Lessee, and Secured Party where necessary. This Master Lease supersedes any and all prior understandings and agreements relating to the subject matter herein.

MTI TECHNOLOGY CORPORATION                                MASTER LEASE NO. 20011

        (e) Any provision of this Master Lease that is prohibited or unenforceable in any jurisdiction shall be as to such jurisdiction ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

        (f) No omission or delay by Lessor or Secured Party at any time to enforce any right or remedy reserved on it or to require performance of any of the terms, covenants or provisions hereof by Lessee at any time designated, shall be a waiver of any such right or remedy to which Lessor or Secured Party is entitled, nor shall it in any way affect the right of Lessor or Secured Party to enforce such provisions thereafter.

        (g) Lessee, upon execution of this Master Lease and thereafter upon execution of each Schedule, shall provide Lessor with certified resolutions and an opinion from Lessee's counsel addressed to Lessor or any Secured Party with respect to the representations and warranties set forth herein, and shall also supply executed financing statements and such other documents as Lessor may reasonably request. Lessee hereby appoints Lessor as Lessee's attorney-in-fact for the purpose of executing on behalf of the Lessee such financing statements as Lessor determines necessary or appropriate in connection with the Master Lease and any Lease executed in connection therewith.

        (h) During the term of this Master Lease, Lessee agrees to deliver to Lessor a copy of Lessee's annual audited financial statements and quarterly interim financial statements within a reasonable time after said statements are available.

        (i) Lessee acknowledges that Lessor has appointed MTI Technology Corporation, with its principal office at 4905 East La Palma Ave., Anaheim, CA 92807, as its exclusive collection and servicing agent with respect to the collection of amounts due under this Agreement and to the performance of the obligations of Lessor hereunder. Amounts payable by Lessee to Lessor shall be made payable to "MTI Technology Corporation" and delivered to MTI Technology Corporation at 4905 East La Palma Ave. Anaheim, CA 92807 unless otherwise directed by Secured Party.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Master Lease to be executed in their respective names and behalves and attested by their respective proper officers thereunto duly authorized.

                Lessor:       MTI TECHNOLOGY CORPORATION

                By:
                              ---------------------------------------------
                Name:         PAUL EMERY
                Title:        CHIEF OPERATING OFFICER



                Lessee:       WEBUSENET CORPORATION

                By:
                              ---------------------------------------------

                Title:
                              ---------------------------------------------

MTI TECHNOLOGY CORPORATION

                            Equipment Schedule No. 01
                                       To
                             Master Lease Agreement
                                     between
                              WEBUSENET CORPORATION
                                    (Lessee)
                                       and
                           MTI TECHNOLOGY CORPORATION
                                    (Lessor)

This Equipment Schedule, dated as of September 28, 2001, is issued pursuant to the Master Lease No. 20011, dated as of September 28, 2001, between MTI TECHNOLOGY CORPORATION and WEBUSENET CORPORATION (the "Master Lease"). Any term not otherwise defined herein shall have the meaning ascribed to it in the Master Lease.

 1.     EQUIPMENT SUBJECT TO THIS EQUIPMENT SCHEDULE

        Manufacturer                                Location

        MTI Technology Corp.                        WebUseNet Corporation
                                                    75 14th Street, Suite 2100
                                                    Atlanta, Georgia 30309
        Description of Equipment

        See Annex I to this Equipment Schedule

2.      MONTHLY RENTAL PAYMENTS

        Payment Periods                             Basic Rental
        18 Months                                   $72,595. per month
                                                    Payments due in arrears
                                                    First Payment due on
                                                    October 30, 2001
                                                    Commencement Date for
                                                    this schedule will be
                                                    September 30, 2001.

Accepted and Agreed to by:

        --------------------------                  ----------------------------
        MTI TECHNOLOGY CORPORATION                  WEBUSENET CORPORATION

Name: Paul Emery                                    By:
                                                       -------------------------
Title: Chief Operating Officer                      Title:
                                                          ----------------------

MTI TECHNOLOGY CORPORATION
                                     Annex I
                            Description of Equipment

                           MTI TECHNOLOGY CORPORATION
                                    (Lessor)
                                       and
                              WEBUSENET CORPORATION
                                    (Lessee)

Equipment Schedule No. 01, dated as of September 28, 2001, to Master Lease No. 20011

               I.     EQUIPMENT:

  1    VTS270-BXX-   VIVANT S270
          X7B

                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST CONNECTION PORT
                     -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACKMOUNT CAPABLE
  8     VT0000-PCA-  73GB DRIVE PACK WITHOUT COMPONENTS (12
          880-GFA    DRIVES)
  1     VTS270-SWR-  -DATASHIELD SOFTWARE FOR S270
           DSHA

  1 MTIC-SVC-INST     MTI S270 QuickStart Installation and Training On-
                      Site
                      ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT DAY
                      CROSS SHIP



  1    VERITAS       Veritas Volume Manager w/MTI Support


  3  VTS270-BXX-X7B  VIVANT S270
                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST
                     CONNECTION PORT
                     -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACK MOUNT CAPABLE

MTI TECHNOLOGY CORPORATION

  48 VT1000-PCA-437- 73GB DRIVE PACK WITHOUT COMPONENTS (6
          GFA        DRIVES)
  3   VTS270-SWR-    -DATASHIELD SOFTWARE FOR S270
         DSHA

  14  ADPE-SGL-KFPC  MTI HOST ATTACH KIT FOR PCI SUN SOLARIS
  1   SL-FSTI-1500   VERITAS FOUNDATION SUITE FOR SUN 4500
                     -FILE SYSTEM AND VOLUME MANAGER



  1   DS-FST1-1500   MTICARE FOR VERITAS SOFTWARE SUPPORT
                     5X13
  1   MTIC-SVC-INST  MTI S270 QUICKSTART INSTALLATION AND
                     TRAINING ON-SITE
                     ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT
                     DAY CROSS SHIP

LESSOR'S INITIALS:                                LESSEE'S INITIALS:
                  -------------                                     ------------

MTI TECHNOLOGY CORPORATION

MASTER LEASE NO. 20011                                           SCHEDULE NO. 01

                             ACCEPTANCE CERTIFICATE

Reference is made to the Master Lease Agreement dated as of September 28, 2001, between MTI TECHNOLOGY CORPORATION as Lessor and WEBUSENET CORPORATION as Lessee. The terms used herein shall have the same meaning as such terms have in such Lease Agreement.

The undersigned certifies that (a) the following Equipment has been (i) inspected by authorized representatives of Lessee, (ii) installed and placed in good working order, and (iii) accepted by Lessee for leasing under all provisions of the Lease; and (b) that Lessee is obligated to pay the rentals and all other sums provided for in the Lease with respect to the Equipment listed below:

  1    VTS270-BXX-  VIVANT S270
          X7B
                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST CONNECTION
                     PORT
                     -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACKMOUNT CAPABLE
  8    VT0000-PCA-   73GB DRIVE PACK WITHOUT COMPONENTS (12
         880-GFA     DRIVES)
  1    VTS270-SWR-   -DATASHIELD SOFTWARE FOR S270
         DSHA

  1   MTIC-SVC-INST  MTI S270 QuickStart Installation and Training On-
                     Site
                     ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT DAY
                     CROSS SHIP

  1      VERITAS     Veritas Volume Manager w/MTI Support

  3  VTS270-BXX-X7B  VIVANT S270
                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST
                     CONNECTION PORT
                     -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACK MOUNT CAPABLE
  48 VT1000-PCA-437- 73GB DRIVE PACK WITHOUT COMPONENTS (6
          GFA        DRIVES)
  3    VTS270-SWR-   -DATASHIELD SOFTWARE FOR S270

 MTI TECHNOLOGY CORPORATION

          DSHA
  14  ADPE-SGL-KFPC  MTI HOST ATTACH KIT FOR PCI SUN SOLARIS
  1   SL-FST1-1500   VERITAS FOUNDATION SUITE FOR SUN 4500
                     -FILE SYSTEM AND VOLUME MANAGER
  1   DS-FST1-1500   MTICARE FOR VERITAS SOFTWARE SUPPORT
                     5X13
  1   MTIC-SVC-INST  MTI S270 QUICKSTART INSTALLATION AND
                     TRAINING ON-SITE
                     ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT
                     DAY CROSS SHIP



The Installation and Acceptance Date for the above equipment is April 19, 2001
Lessee: WebUseNet Corporation

By:
         -----------------------------------

Title:
         -----------------------------------

MTI TECHNOLOGY CORPORATION

                            CERTIFICATE OF INCUMBENCY

I, ________________________________ Secretary/Assistant Secretary of WebUseNet Corporation, a Nevada corporation (the "Corporation"), do hereby certify that the following was duly elected to the office set forth opposite his/her name, is incumbent in such office as of the date hereof, is authorized to execute on behalf of the Corporation, lease agreements and other contractual agreements with MTI Technology Corporation, and that the signature appearing opposite his/her name is the genuine signature of such person.

Name                          Title                     Signature
----                          -----                     ---------

---------------------------   ------------------------  ------------------------

---------------------------   ------------------------  ------------------------

---------------------------   ------------------------  ------------------------

---------------------------   ------------------------  ------------------------

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and affixed the seal of the aforesaid corporation as of the _______ day of _______________________, 2001.



(SEAL)

                                            ------------------------------------
                                            Secretary/Assistant Secretary

MTI TECHNOLOGY CORPORATION

                              INSURANCE CERTIFICATE
                                  REQUEST FORM

Mr. Dwight Ringdahl
WebUseNet Corporation
75 14th Street, Suite 2100
Atlanta, Georgia 30309

Re: Lease Agreement No. 20011-01

Dear Mr. Ringdahl:

Per your Master Lease Agreement referenced above, WebUseNet Corporation is responsible for providing General Liability and Property insurance coverage for all equipment leased through MTI Technology Corporation. This form authorizes the addition of the equipment shown below to the existing coverage as well as the interests of MTI Technology Corporation, as Additional Insured and Loss Payee. Please forward this document to your insurance agent after you have signed and dated where indicated. Your insurance agent should then forward the certificate to 4905 EAST LA PALMA AVE., ANAHEIM, CA 92807. The certificate should indicate the Master Lease and Schedule Number it applies to.

                          INSURANCE AMOUNT: $1,313,629
                                  See attached.

Thank you for your assistance. Should you have any questions regarding this request, please call Cindy Cassel at (714) 693-2356.

Sincerely,



Cindy Cassel

WebUseNet Corporation

Sign:                                                 Date:
     ---------------------------------------------         ---------------------

MTI TECHNOLOGY CORPORATION

                                     Annex I
                            Description of Equipment

Equipment Schedule No. 01, dated as of September 28, 2001, to Master Lease No. 20011

  I. EQUIPMENT:

  1    VTS270-BXX-   VIVANT S270
          X7B

                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST CONNECTION PORT
                     -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACKMOUNT CAPABLE
  8    VT0000-PCA-   73GB DRIVE PACK WITHOUT COMPONENTS (12
         880-GFA     DRIVES)
  1    VTS270-SWR-   -DATASHIELD SOFTWARE FOR S270
          DSHA

  1   MTIC-SVC-INST  MTI S270 QuickStart Installation and Training
                     On Site
                     ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT DAY
                     CROSS SHIP

  1      VERITAS     Veritas Volume Manager w/MTI Support


  3  VTS270-BXX-X7B  VIVANT S270
                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST CONNECTION PORT -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACK MOUNT CAPABLE

  48 VT1000-PCA-437- 73GB DRIVE PACK WITHOUT COMPONENTS (6
           GFA       DRIVES)
  3     VTS270-SWR-  -DATASHIELD SOFTWARE FOR S270
           DSHA

  14  ADPE-SGL-KFPC  MTI HOST ATTACH KIT FOR PCI SUN SOLARIS
  1    SL-FST1-1500  VERITAS FOUNDATION SUITE FOR SUN 4500
                     -FILE SYSTEM AND VOLUME MANAGER

MTI TECHNOLOGY CORPORATION


   1  DS-FST1-1500   MTICARE FOR VERITAS SOFTWARE SUPPORT
                     5X13
   1  MTIC-SVC-INST  MTI S270 QUICKSTART INSTALLATION AND
                     TRAINING ON-SITE
                     ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT
                     DAY CROSS SHIP



LESSOR'S INITIALS:                                LESSEE'S INITIALS:
                  -------------                                     ------------

MTI TECHNOLOGY CORPORATION
ATTACHMENT FOR UCC                                                      20011/01


  I. Equipment:



  1    VTS270-BXX-   VIVANT S270
          X7B
                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST CONNECTION PORT
                     -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACKMOUNT CAPABLE
  8    VT0000-PCA-   73GB DRIVE PACK WITHOUT COMPONENTS (12
         880-GFA     DRIVES)
  1    VTS270-SWR-   -DATASHIELD SOFTWARE FOR S270
          DSHA

  1   MTIC-SVC-INST  MTI S270 QuickStart Installation and Training On
                     Site
                     ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT DAY
                     CROSS SHIP

  1      VERITAS     Veritas Volume Manager w/MTI Support



  3  VTS270-BXX-X7B  VIVANT S270
                     -8 REDUNDANT HARDWARE RAID CONTROLLERS
                     -2GB CACHE
                     -24 SWITCHED FIBRE CHANNEL HOST CONNECTION PORT -96 DRIVE SLOTS
                     -GUI SAN TOOLS MANAGEMENT SOFTWARE
                     -70" CABINET WITH DUAL POWER SEQUENCERS
                     -RACK MOUNT CAPABLE

  48 VT1000-PCA-437- 73GB DRIVE PACK WITHOUT COMPONENTS (6
          GFA        DRIVES)
  3   VTS270-SWR-    -DATASHIELD SOFTWARE FOR S270
         DSHA

  14 ADPE-SGL-KFPC   MTI HOST ATTACH KIT FOR PCI SUN SOLARIS
  1   SL-FST1-1500   VERITAS FOUNDATION SUITE FOR SUN 4500
                     -FILE SYSTEM AND VOLUME MANAGER

 MTI TECHNOLOGY CORPORATION

  1   DS-FST1-1500   MTICARE FOR VERITAS SOFTWARE SUPPORT
                     5X13
  1   MTIC-SVC-INST  MTI S270 QUICKSTART INSTALLATION AND
                     TRAINING ON-SITE
                     ***SERVICE IS STANDARD WARRANTY- 8X5, NEXT
                     DAY CROSS SHIP





EQUIPMENT LOCATION:  75 14TH STREET, SUITE 2100
                     ATLANTA, GA 30309

                     11 GREAT OAKS BLVD.
                     EQUINOX BUILDING
                     SAN JOSE, CA 95119